U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 15, 2002

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

 (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number 604-525-2386.

Item 1. Change of Control.

In January 2001, Avani Oxygen Water Corporation, a wholly owned subsidiary of the Company, entered into a consulting agreement with Chin Yen Ong to promote and market the Company’s product in Asia. In exchange for such services, the subsidiary agreed to pay Mr. Ong the sum of $10,000 (CDN) per month. As of April 30, 2002, the sum of $124,800 (US) was owed and outstanding to the Consultant by the subsidiary.

On July 15, 2002, Avani Oxygen Water Corporation and the Company entered into an agreement with Mr. Ong pursuant to which the outstanding amount owed Mr. Ong was cancelled in exchange for 4,160,000 shares of common stock of the Company and stock purchase warrants to acquire 12,480,000 shares of common stock of the Company. The stock purchase warrants are exercisable in whole or in part at any time on or before five years from July 15, 2002 at an exercise price of; $0.03 if on or before July 15, 2004, $0.05 if on or before July 15, 2006, and $0.07 if on or before July 15, 2007.

Mr. Ong, as previously disclosed by the Company, from time to time has received finder’s fees from the Company in the form of common stock and stock warrants in connection with investments made by third parties in the Company. Mr. Ong is the nephew of Robert Wang, the director and president of the Company. He also is a director of Avani O2 Water Sdn. Bdh., a Malaysian company (“Avani O2”). As previously disclosed, the Company has entered into an agreement with Avani O2, pursuant to which Avani O2 received, among other rights, the exclusive right and license to construct manufacturing facilities, and to produce and sell the Company’s proprietary water product worldwide, subject to certain conditions of the agreement.

The following table reflects the beneficial ownership of common stock of the Company held Mr. Ong after giving effect to the transactions including the stock purchase warrants. The following information is based upon 9,522,698 shares of common stock of the Company which are issued and outstanding as of the date of this filing, and gives effect to the common stock and the stock warrants to be issued in connection with the transaction:

Name and Address                        Amount and nature                                          Percent

of Beneficial Owner                     Beneficial Ownership(1)                                   of Class

-------               ---------------                -------

Chin Yen Ong                             17,760,009(2)                                          77.9%

No.106, Jalan 1

Taman Sri Selayang

68100 Batu Caves

Selangor Darul Ehsan

Malaysia

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(1). “Beneficial ownership" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2). The amount includes common stock purchase warrants held by such party to acquire 13,275,006 shares of common stock of the Company.

Item 7. Financial Statements and Exhibits.

(c). Exhibits

10(xxxvi) Amendment to Consultant Agreement dated June 14, 2002 by and between Chin Yen Ong and Avani Oxygen Water Corporation and Avani International Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

July 31, 2002

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

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EXHIBIT INDEX

10(xxxvi) Amendment to Consultant Agreement dated June 14, 2002 by and between Chin Yen Ong and Avani Oxygen Water Corporation and Avani International Group, Inc.

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EXHIBIT 10(xxxvi)

AMENDMENT TO CONSULTANT AGREEMENT DATED JANUARY 2, 2001, MADE BETWEEN  AVANI OXYGEN WATER CORPORATION (called “AOW”) AND  CHIN YEN ONG (called “CONSULTANT”).

Reference is hereby made to that certain Agreement dated January 2, 2001 by and between  AVANI OXYGEN WATER CORPORATION (called “AOW”) AND CHINYEN ONG (the “Agreement”).

The parties hereto desire to amend, modify, and change the Agreement as follows:

1.

In paragraph 3.0(a) of the Agreement, the consulting compensation of C$10,000 can be either paid by cash or common shares and stock warrants of Avani International Group Inc.  The amended clause is as follows:

“3.01(a)

As compensation for the marketing service rendered by the Consultant pursuant to this Agreement, the Company agrees to pay to the Consultant monthly, commencing on the Effective Date, a consulting fee equal to ten thousand dollars (Canadian) ($10,000 CDN) or  common shares and stock warrants of Avani International Group Inc., provided that the terms and conditions of  share subscription are based on the consent of both parties and such consulting fee may be renegotiated by the parties hereto at the expiry of two years of the term.”

Inclusive of the amendments, modifications, and changes stated herein, the parties do hereby confirm that the Agreement is binding and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Addendum to be effective as of April 1, 2002.

Signed, Sealed and Delivered by

AVANI OXYGEN WATER CORPORATION

in the presence of:

AVANI OXYGEN WATER CORPORATION

_______________________________

Per: /s/ Peter Huwang

Witness

Authorized Signatory

_______________________________

Address

Signed, Sealed and Delivered by

CHIN YEN ONG

in the presence of:

CHIN YEN ONG.

_______________________________

Per: /s/ Chin Yen Ong

Witness

_______________________________

Address

Date: July 15, 2002

Attn: Mr. Chin Yen Ong

No. 106, Jalan 1, Taman Sri Selayang,

68100 Batu Caves, Selangor Darul Ehsan,

Malaysia.

Dear Mr. Ong,

According to our book record, Avani owes your consulting fee, total of C$195,000 (US$124,800) at the end of April 2002.  Avani would like to settle this outstanding consulting fee by issuing four million one hundred and sixty thousand (4,160,000) common shares of Avani International Group Inc. and stock warrants to acquire twelve million four hundred and eighty thousand (12,480,000) shares of common stock of the of Avani International Group Inc. The stock purchase warrants are exercisable in whole or in part at any time on or before five years from July 15, 2002, at an exercise price of; $0.03 if on or before July 15, 2004, $0.05 if on or before July 15, 2006, and $0.07 if on or before July 15, 2007.

Please sign the below to confirm your acceptance this settlement. In addition, enclosed is the subscription agreement for your signature if agreeable Once receipt of your confirmation, we will proceed the filing from Securities Exchange Commission and issue the common shares to you. This agreement amends and supercedes all other agreements or arrangements written or otherwise by the regarding this subject matter.

Your truly,

/s/ Peter Huwang

Peter Huwang

Director

Avani Oxygen Water Corporation

/s/ Dennis Robinson

Avani International Group, Inc.

I, Chin Yen Ong, hereby accept the proposal by Avani International Group Inc. and Avani Oxygen Water Corporation to settle the consulting fee, total of C$195,000 (US$124,800) at the end of April 2002 as provided above.  Please issue the common shares and stock warrants to me as provided above.

Accepted and Confirmed By:

/s/ Chin Yen Ong

July 15, 2002

Chin Yen Ong

Date

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